                                                                   EXHIBIT 10.21

[LETTERHEAD OF ITC APPEARS HERE]

                   Joint Research and Development Agreement

     This Agreement (the "Agreement") is made as of Oct 28, 1996 (the "Effective Date") by and between Exigent Diagnostics, Inc. ("Exigent"), a Delaware corporation having its principal place of business at 6100 Bristol Parkway Culver City, Calif, and International Technidyne Corporation ("ITC"), a Delaware corporation having its principal place of business at 8 Olsen Avenue, Edison, NJ 08820.

                                  WITNESSETH

     WHEREAS, ITC has certain proprietary know-how, skilled laboratory researchers and manufacturing expertise in the field of plasma coagulation and other diagnostic assays; and

     WHEREAS, Exigent has certain proprietary know-how and skilled laboratory researchers in the field of diagnostic assays; and

     WHEREAS, ITC and Exigent desire to enter into an agreement for the research, development and evaluation of point-of-care coagulation assay test cartridges and coagulation detector (the research, development and evaluation hereafter referred to as "Research" and the procedures and processes resulting from the Research hereafter referred to as the "Products").

     NOW THEREFORE, for and in consideration of the promises and mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

1.   CONTRACT PURPOSE

     1.1. The goal of the joint research, development and evaluation effort to be conducted is to develop cost-effective point-of-care plasma coagulation assays, for the benefit of both parties hereto. The principal objectives of the research and development efforts are more particularly set forth in the Coagulation Assays Development Plan attached hereto as Annex I and incorporated herein by this reference. The parties may amend Annex I from time to time by executing a revised, restated, dated Annex I and attaching it hereto.

     1.2. The parties agree that ITC and Exigent, through the respective employees of each will perform the tasks specified hereto and in Annex I. The parties agree periodically, but not less frequently than quarterly, commencing on the date three months from the Effective Date of this Agreement, to review and revise Annex I, as needed.


2.   RESEARCH

     2.1. The employees of each party hereto, in their respective laboratories, shall perform the tasks specified in Annex I, collaborating at all times in such performance by, without limitation, exchanging materials and information and providing all relevant data, information and results useful to the purposes of this Agreement, to each party hereto, without restriction, other than as specified in this Agreement.

     2.2. Exigent will reimburse ITC for each hour of Research work (as per 2.3.) performed by an ITC employee, representative or agent, at the rate of $100 per hour, plus expenses, including, without limitation, the cost of dedicated equipment (inclusive of, without limitation, design, installation and validation costs and exclusive of depreciation costs) and materials and research and development expenses. ITC shall render an invoice each month for such services and expenses and Exigent shall pay such invoice in full within 30 days of receipt thereof. Exigent shall pay ITC interest at the rate of one and one half (1 1/2%) percent per month on any amount not timely paid.

     2.3. ITC agrees to responsibility for sections 22, 27, 53 and 68 of Annex I except for subsection 60 of section 53, which is being developed by Battelle Research as part of a contract with Exigent. The estimated budget for ITC based on Annex I work totals $336,000 which includes $48,000 contingency. Approval of use of any portion of the contingency requires the sole approval of Exigent.

     2.4. Neither party hereto makes any representation or warranty to the other with respect to the purity, activity, safety, accuracy or usefulness of the materials or information exchanged under this Agreement.

3.   PRODUCTS

     3.1. Subject to the exclusivity provision of Sections 3.2. and 3.3. below and the patent and other intellectual property provisions set forth in Section 4 below, either party hereto shall have the right to develop, make, use, license and/or sell Products for the equal benefit of both parties hereto. Subject to the exclusivity provisions of Sections 3.2. and 3.3. below and the Royalty provision of section 4.2., any consideration accruing as a result of the development, use, license or sale of Products shall be shared equally by the parties hereto. Any sale or license arrangement or agreement relating to a Product shall be subject to the approval of the party not originating such arrangement or agreement, such approval shall not be unreasonably withheld, delayed or conditioned. This right shall include the right to grant sublicenses with respect to the use or sale of Products to third parties.

     3.2. Exigent shall have the exclusive right to, and benefit of, the inventions and discoveries, including Products, resulting from the Research in the field of multitest device point-of-care testing. Multitest devices shall mean those devices capable of performing more than one type of diagnostic assay in a given run. As an example, a device which can test for blood chemistries and coagulation time or combination of chemistry, electrochemistry, coagulation and immunoassay, in which several samples are placed in the same device and the device is instructed to perform the preprogrammed assay without reloading, is a multitest device.

     3.3. ITC shall have the exclusive right to, and benefit of, the inventions and discoveries, including Products, resulting from the Research, as it pertains to coagulation in the field of single patient point-of-care testing. Single patient point-of-care testing shall mean cartridge technology with single or multiple coagulation assays or such multiple assays in a single cartridge for a single patient. The Agreement does not restrict ITC from performing coagulation, chemistry, immunoassay or hematology tests, on whole blood or plasma, in cartridges of ITC design provided that if the coagulation cartridge designed as part of this project is used, a royalty will be paid to Exigent as per section 4.2.

     3.4. For purposes of this Agreement, point-of-care shall mean a diagnostic test performed in the vicinity of a patient (regardless of species) at the time a sample is obtained from the patient and is expressly contrasted with, and distinguished from, testing performed at a central laboratory within a hospital, or commercial laboratory.

4.   PROPRIETARY RIGHTS

     4.1. The parties hereto agree promptly to disclose to the other party any and all inventions or discoveries, including Products, made by it in the course of or as a result of the Research, whether discovered or conceived by an employee, agent or representative. The parties hereto acknowledge that the Research and Products will result from the collaboration between the parties and that the right, title and interest in the Research and Products, including the right to domestic and foreign copyright, copyright renewal, trademark and/or patent protection therein and the right to register and claim priority therein under any applicable law, treaty or conventions, shall be equally and jointly owned. Each party hereto will equally share the expenses of prosecuting any patent or otherwise developing or protecting any intellectual property right related to the Research or Products. The processes and strategies of development or protection of intellectual property rights related to the Research and/or Products, including without limitation the scope of protection and/or international activity, shall be the responsibility of both parties equally and each party shall use its best efforts to agree on such processes and strategies.

     4.2. Each party hereto shall have, subject to the contrary provisions in Sections 3.2. and 3.3. of this Agreement, the irrevocable right to use all inventions and discoveries (including Products) resulting from the Research. Exigent's rights shall be royalty free. ITC's rights shall be royalty free after ITC has compensated Exigent in cash for 50% of the technology development costs for coagulation assays as contained in this Agreement which payment shall be made prior to ITC's commercialization of inventions and discoveries. Each party hereto shall ensure that the individuals under the control of each shall assign to such party, or to the parties hereto jointly, all right, title and interest in each invention and/or discovery, such that the parties hereto become the joint owner of any such invention and/or discovery, including all patent or other proprietary rights relating thereto.

     4.3. The parties hereto each agree to execute and deliver to the other all reasonable copyright, patent and other applications, assignments and instruments tendered by the other and perform such acts as may be reasonably necessary or advisable for obtaining such rights and/or of vesting and maintaining the title to the rights as specified in this Agreement.

     4.4. The parties will keep a monthly schedule of all costs incurred which will be subject to audit if desired by the other party and which will form the basis of calculating the total Research and Development Cost. Any change to the Research and Development Cost that results in changes exceeding $336,000 will require approval of both parties before incurring the cost. Such cost will include all expenses, capital costs, material costs and interest charged. This cost, once the project is complete, will form the basis to set the Royalty payment due Exigent by ITC if ITC chooses to use the inventions and discoveries.

     4.5. The provisions of Section 4 hereof shall survive the expiration or other termination of this Agreement.

5.   CONFIDENTIALITY

     5.1. The term "Confidential Information" shall mean all confidential, proprietary or non-public information of either party hereto, including all materials and technical information exchanged in connection with the Research, information developed as a result of the Research known-how, data and/or trade secrets, regardless of form, however disclosed, and all samples or prototypes of any Products, furnished by one party to the other, either directly or indirectly. Confidential Information shall not include information or materials which (i) at the time of disclosure are in the public domain, (ii) after disclosure become part of the public domain by publication or otherwise, other than by reason of a breach of this Agreement, (iii) the recipient can establish by reasonable proof were in its possession at the time of disclosure or were subsequently and independently developed by the recipient, by persons not having access to the Confidential Information or (iv) the recipient receives from a third party who has the right to disclose such information.

     5.2. Neither party receiving Confidential Information of the other (the "Recipient") shall use the Confidential Information for any purpose other than to fulfill the purposes and/or obligations of this Agreement and shall not disclose the information to any person other than a person over whom Recipient has control, who has a need to know the information in order for Recipient to fulfill the purposes and/or obligations of this Agreement and who agrees to be bound by the terms of this confidentiality provision.

     5.3. All originals and copies of any of the foregoing however and whenever produced, shall be the sole property of the originator of such Confidential Information, subject to Sections 3 and 5 hereto regarding the ownership of the results of the Research. Upon the expiration or earlier termination of this Agreement, each party shall promptly surrender to the other party all Confidential Information of such other party that is reduced to one or more writings, drawings, schematics, tapes, disks, or other form of documentation, together with any documents, materials and equipment belonging to the other party and such party shall not thereafter retain or deliver to any other person or entity any of the foregoing or any summary or memorandum thereof.

     5.4. Each party hereby agrees that it shall be responsible for the obligations of its employees, representatives and agents hereunder and executes this Agreement on behalf of itself and such employees, representatives and agents. In addition to its other obligations under this Section 5, each party shall use at least the same degree of care (which at a minimum shall be reasonable) to avoid unauthorized dissemination of Confidential Information as it employs for its own information of a similar nature that it does not want to have disseminated. The parties shall not put the Confidential Information of the other to commercial use, except as expressly provided under this Agreement.

     5.5 The provisions of Section 5 shall survive expiration or earlier TERMINATION OF THIS AGREEMENT.

6.   LAWS AND REGULATIONS

     6.1. The parties hereto agree that each will conduct the research, provide materials, develop and manufacture Products strictly in compliance with all applicable federal, state and local laws, regulations, ordinances.

     6.2. Each party hereto shall obtain and maintain, at its own expense, any non-United States governmental consents, authorizations, approvals, filings, permits or licenses required for it to export any Product it develops and for which it arranges a foreign sale and for it to exercise its rights and to discharge its obligation under this Agreement, including, without limitation, all consents and filings with any non-United States governmental body. Each party acknowledges that the Products and all related technical information, documents and material are subject to export controls under the US Export Administration Act of 1969, as amended, and the rules and regulations promulgated from time to time thereunder (collectively the "Export Act"), restricting exports and reexports of technical data, direct products of technical data and software media. Each party hereto will, with respect to Products it develops and for which it arranges a foreign sale, (i) comply strictly with all legal requirements established under the Export Act, (ii) cooperate fully with the other party in any official or unofficial audit or inspection relating to the Export Act and (iii) not distribute or supply any Product to any person if there is reason to believe that such person intends to export, reexport or otherwise take such Products to, or use such Products in, any country in violation of the Export Act.

     Each party agrees not to knowingly export or re-export the Products or any party thereof, directly or indirectly, without first obtaining permission to do so from the United States Office of Export Administration and other appropriate governmental agencies, into any of those countries listed, from time to time at the time of any shipment of Products, in Title 15 of the Code of Federal Regulations of the United States of America (or any successor or additional provision) as "prohibited or restricted" countries or any other country to which such exports or re-exports may be restricted (collectively the "Restricted Countries"). Each party hereto agrees not to distribute the Products or any part thereof to any person if it has reason to believe that such person intends to export, re-export or otherwise take the same to, or to use the same in, any of the Prohibited Countries and each such party agrees to seek reasonable written assurances in the form of binding covenants from customers as may from time to time be requested by the other party hereto.

7.   TERM AND TERMINATION

     7.1. The term of this Agreement shall be for a period of one year commencing on the Effective Date hereof and end on the one year anniversary of the Effective Date; provided that this agreement shall be renewed automatically for one year increments unless terminated by either party hereto upon one-month written notice to the other, which may be given at any time after the one year anniversary of the Effective Date.

     7.2. ITC may terminate this Agreement upon 30 days written notice to Exigent within the first year of the Agreement upon the occurrence of any termination event as follows: (i) Exigent or any of its employees, representatives or agents breaches any material obligation under this Agreement, including, without limitation, violation of any payment terms, if such breach is not cured to ITC's satisfaction within the 30 day notice period, (ii) Exigent ceases to conduct business in the the normal course, becomes insolvent, enters into suspension of payments, moratorium, reorganization or bankruptcy, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any other judicial or administrative proceeding related to insolvency or protection of creditors' rights (and, if such action or proceeding is involuntary on the part of Exigent, such action or proceeding is not dismissed within 90 days), (iii) the failure of Exigent to obtain any required permit or consent required to perform the Research.

     7.3. Exigent may terminate this Agreement upon 30 days written notice to ITC within the first year of the Agreement upon the occurrence of any termination event as follows: (i) ITC or any of its employees breaches any material obligation under this Agreement, if such breach is not cured to Exigent's satisfaction within the 30 day notice period, or (ii) ITC ceases to conduct business in the normal course, becomes insolvent, enters into suspension of payments, moratorium, reorganization or bankruptcy, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any other judicial or administrative proceeding related to insolvency or protection of creditors' rights (and, if such action or proceeding is involuntary on the part of ITC, such action or proceeding is not dismissed within 90 days).

     7.4. The provisions of Sections 3, 4, 5 and 7 shall survive the expiration or earlier termination of this Agreement. From and after the date of any such expiration or earlier termination, neither party shall have any further rights, privileges or obligations hereunder except that: (i) such expiration or earlier termination shall not relieve either party of any liability or obligation accrued prior to the expiration or termination date, including without limitation, Exigent's obligation to purchase the components and/or raw materials purchased or manufactured pursuant to Exigent's forecasts, if any, (ii) such expiration or earlier termination shall not affect the continued operation or enforcement of any provision of this Agreement which is to survive expiration or termination, and (iii) upon such expiration or earlier termination, each party shall immediately return to the other party all Confidential Information as required by Section 5 of this Agreement. In no event upon the expiration or termination of this Agreement shall the terminating party (or in the event of an expiration, either party) be liable to the other party for any damages, indemnities, loss of profits, loss of revenues, or other losses by reason of any such expiration or termination.

8.   MISCELLANEOUS

     8.1 Exigent's representative with respect to Exigent's rights and obligations hereunder shall be Dr. Tom Grove, or such other representative as Exigent designates to ITC, in writing, and Exigent represents that Dr. Grove is authorized to bind Exigent in connection with this Agreement. Likewise, ITC's representative is Gerald Feldman who has the same authority within ITC as affects the execution and operation of this Agreement. Each party hereto represents and warrants to the other that it has the right and has obtained all necessary corporate approvals, to enter into this Agreement and perform the obligations to be performed by it under this Agreement and that this Agreement constitutes its valid, binding and enforceable obligation, enforceable against it in accordance with its terms.

     8.2 The failure of either party hereto to perform any obligation under this Agreement (except any payment obligation hereunder of Exigent to ITC) due to acts of God, acts of government, civil disturbances, wars, strikes, transportation problems, unreasonable delays by ITC's vendors in delivery, failure to provide products or material to ITC by its vendors, or other causes beyond its reasonable control shall not be deemed to be a breach of this agreement; provided, however, that the party so prevented from complying herewith shall immediately give notice thereof to the other party and shall continue to take all commercially reasonable action to comply as fully as possible herewith. After removal of the basis for the non-performance, the party failing to perform shall resume performance within a reasonable time.

     8.3 This Agreement, together with its Annexes, constitutes the sole and entire agreement between the parties relating to the subject matter herein, does not operate as an acceptance of any conflicting terms or provisions of any Exigent purchase orders or any other instrument or document and terminates and supersedes any and all prior agreements and understandings between the parties.

     8.4 No change in, addition to, or waiver of any of the terms and provisions herein shall be binding upon any party unless approved by it in writing.

     8.5. The failure by either party to exercise or to enforce any of the terms or condition of this Agreement shall not constitute or be deemed a waiver of that party's right thereafter to enforce each and every term and condition of this Agreement.

     8.6. Should a court of law or arbitrator hold that any one or more of the provisions in this Agreement is invalid, illegal or unenforceable, no other provision of this Agreement shall be affected thereby, and the remaining provision of this Agreement shall be both construed and reformed and shall continue with the same effect as if such unenforceable, illegal or invalid provision shall not have been inserted in this Agreement.

     8.7. This Agreement and the respective rights and obligations of the parties hereto shall be governed by and determined in accordance with the domestic internal laws of the Commonwealth of Pennsylvania, without giving effect to conflict of laws principles thereof.

     8.8. ITC and Exigent are independent parties. It is understood and agreed that neither party hereto is, by this Agreement or anything herein contained, constituted or appointed the legal representative of the other, nor shall either party hereto have the right or authority to make any representation, warranty, covenant, guarantee or commitment or assume, create or incur any liability or any obligation of any kind, expressed or implied, in the name of or otherwise on behalf of the other, whether directly or indirectly. This Agreement is not intended to create a joint venture, partnership or agency relationship between the parties hereto.

     8.9. All notices and other communications which are required or permitted under this agreement shall be in writing and sent by facsimile (confirmed by mail), overnight courier, or registered or certified mail, postage prepaid, to the receiving party at the following addresses:

If to ITC:          International Technidyne Corporation
                    8 Olsen Avenue
                    Edison, NJ 08820
                    Attention: Mr. William Schwarzlow

with a copy to:     Thermo Electron Corporation
                    81 Wyman Street
                    Waltham, MA 02254
                    Attention: General Counsel

with copy to        Pepper Hamilton Scheetz LLP
                    3000 Two Logon Square
                    Philadelphia, PA
                    19103
                    Attn: Barry Abelso

If to Exigent:      Exigent Diagnostics, Inc.
                    6100 Bristol Parkway
                    Culver City Calif
                    92660

                    Attention: Dr. Tom Grove

or to any other address that the receiving party may have provided to the sending party in writing as provided aforesaid. Any notice or other communication delivered by facsimile shall be deemed to have been received the day it is sent, if sent before 5:00 p.m. on a business day and the next business day thereafter, if sent on a weekend, holiday or after 5:00 p.m. Any notice or other communication sent by overnight courier shall be deemed to have been received on the business day after it is delivered to the courier. Any notice or other communication sent by registered or certified mail shall be deemed to have been received on the third business day after its date of posting. The facsimile number to which notices should be sent are:

     ITC                 (908) 632-9299
     Thermo              (617) 622-1283
     Exigent             (610) 270-6150
     Pepper Hamilton      215  981-4750

     8.10. This Agreement and each and every covenant, term and condition shall be binding upon and inure to the benefit of both parties hereto and their respective successors. Neither this Agreement nor any right hereunder may be assigned or otherwise transferred by either party without first receiving the express prior written consent of the other party, except that ITC may transfer or assign this Agreement, or any of the rights and/or obligations thereunder to any parent, sister, subsidiary or sister entity.

     8.11. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.12. It is expected that upon completion of this Research and Development Agreement, Exigent will enter into a manufacturing agreement with ITC for production of coagulation reagents in a cuvette, subject to competitive pricing as offered by ITC.

     IN WITNESS WHEREOF, ITC and Exigent have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.


Exigent Diagnostics, Inc.               International Technidyne Corporation


By: /s/ W. Vickery Stoughton            By: /s/ Gerald Feldman
   -----------------------------           ----------------------------------

Name: W. Vickery Stoughton              Name: Gerald Feldman
     ---------------------------             --------------------------------

Title: Chairman & CEO                   Title: President
      --------------------------              -------------------------------

Date: Oct 26, 1996                      Date: Oct 27, 1996
     ---------------------------             --------------------------------

Annex I REV.2      Coagulation Tests Development Plan - Confidential Information

------------------------------------------------------------------------------------------------------------------------------------
ID   TASK NAME                                                                             TIME  RESOURCE   DEVELOP. $    BILLED $
------------------------------------------------------------------------------------------------------------------------------------
1    COAGULATION TESTS DEVELOPMENT PLAN (4 METHODS) APTT, PT, THROMBIN TIME, FIBRINOGEN    190D            $336,000.00   $463,000.00
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3      NOTE: THE RESOURCE ESTIMATES ARE NOT RELATED TO ELAPSED TIME. MORE THAN ONE PERSON
              CAN BE ASSIGNED                                                                1D                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
4      TO A TASK TO SHORTEN THE ELAPSED TIME.                                                1D                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6
------------------------------------------------------------------------------------------------------------------------------------
7      PROOF OF CONCEPT - COAGULATION ASSAYS BY REFLECTOMETRY - EXIGENT (COMPLETE)           OD                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
8         Reflectance spectra of clotted and unclotted plasma samples                        Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
9         Preliminary evaluation of CORE System detection angles                             Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
10        Evaluate reference titles to zero and/or blank the Cary reflectometer              Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
11        DETERMINE CLOTTING TIME FOR PT AND APTT USING COMMERCIAL COAGULATION REAGENTS
          (LIQUID)                                                                           OD                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
12            Evaluate incubation temperature vs. clot time                                  Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
13            Evaluate incubation temperature vs. clot time                                  Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
14            Evaluate commercial coagulation reagents and sample mixing vs. clot time       Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
15            Evaluate commercial coagulation reagents and sample volumes vs. clot time      Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
16            Estimate precision - Ortho PT and APTT controls                                Od                  $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------------
17            Perform method comparison (MLA vs. Reflectometry)                              Od
------------------------------------------------------------------------------------------------------------------------------------
18
------------------------------------------------------------------------------------------------------------------------------------
19
------------------------------------------------------------------------------------------------------------------------------------
20
------------------------------------------------------------------------------------------------------------------------------------
21
------------------------------------------------------------------------------------------------------------------------------------
22     SELECTION OF COAGULATION REAGENTS (PRELIMINARY STUDIES) - ITC                        25D             $40,000.00    $40,000.00
------------------------------------------------------------------------------------------------------------------------------------
23        Create experimental lots & evaluate dried or lyophilized PT and APTT reagents      5w     ITC     $20,000.00    $20,000.00
------------------------------------------------------------------------------------------------------------------------------------
24        REVIEW DIFFERENCES BETWEEN APTT AND PT (HOMOGENEOUS REAGENTS)                     25D             $20,000.00    $20,000.00
------------------------------------------------------------------------------------------------------------------------------------
25            Determine mixing and/or homogeneity requirements                               5w     ITC     $20,000.00    $20,000.00
------------------------------------------------------------------------------------------------------------------------------------

Annex I Rev.2      Coagulation Tests Development Plan - Confidential Information

------------------------------------------------------------------------------------------------------------------------------
ID      TASK NAME                                                           TIME      RESOURCE     DEVELOP. $     BILLED $
------------------------------------------------------------------------------------------------------------------------------
26
------------------------------------------------------------------------------------------------------------------------------
27        DIAGNOSTIC PRODUCT SPECIFICATIONS - ITC/EXIGENT                  0.63D                    $0.00         $2,000.00
------------------------------------------------------------------------------------------------------------------------------
28             APTT                                                           5h       ITC          $0.00           $500.00
------------------------------------------------------------------------------------------------------------------------------
29             PT                                                             5h       ITC          $0.00           $500.00
------------------------------------------------------------------------------------------------------------------------------
30             Fibrinogen                                                     5h       ITC          $0.00           $500.00
------------------------------------------------------------------------------------------------------------------------------
31             Thrombin Time                                                  5h       ITC          $0.00           $500.00
------------------------------------------------------------------------------------------------------------------------------
32
------------------------------------------------------------------------------------------------------------------------------
33
------------------------------------------------------------------------------------------------------------------------------
34
------------------------------------------------------------------------------------------------------------------------------
35
------------------------------------------------------------------------------------------------------------------------------
36
------------------------------------------------------------------------------------------------------------------------------
37        TEST CUVETTE DESIGN AND EVALUATION - ITC/BATTELLE/EXIGENT          15D                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
38             model coag cuvette - ITC/Battelle                              3w                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
39             Sample volume accuracy studies - Battelle                      1d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
40             Select and evaluate cuvette materials - ITC/Battelle           2w                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
41             TEST REFLECTANCE OF CUVETTE MATERIALS - EXIGENT                0D                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
42               Evaluate detection angles                                    0d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
43               Wavelengths (420, 505, 540, 600, 625, 650, 800 and "X" nm)   0d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
44               Zero or blank reference                                      0d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
45               Sample size (thickness) vs. ramp time vs. delta reflectance  0d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
46               Detection of temperature of cuvette                          0d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
47             Develop CORE system for ITC                                    0d                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
48             TEST CUVETTE DESIGN ON CORE SYSTEM WITH LIQUID REAGENTS &
               PLASMA                                                        15D                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
49               APTT                                                         3w                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------
50               PT                                                           3w                    $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------

Annex I REV.2  Coagulation Tests Development Plan - Confidential Information

------------------------------------------------------------------------------------------------------------------------------------
ID       TASK NAME                                                                     TIME   RESOURCE    DEVELOP. $     BILLED $
------------------------------------------------------------------------------------------------------------------------------------
51                 Fibrinogen (if std. reagents 2w; if novel reagents add 4w)             3w              $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
52                 Thrombin time                                                          3w              $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
53          DESIGN CUVETTE MANUFACTURING PROCESS - ITC/;BATTELLE                         50D              $      0.00   $ 99,000.00
------------------------------------------------------------------------------------------------------------------------------------
54             Pilot manufacturing process description/definition - Battelle              0d              $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
55             Preliminary cuvette design documents - Battelle                            0d      ITC     $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
56             Preliminary manufacturing process design/layout/capital estimates - ITC    2w      ITC     $      0.00   $  8,000.00
------------------------------------------------------------------------------------------------------------------------------------
57             PRELIMINARY COST ESTIMATES                                              3.75D              $      0.00   $  3,000.00
------------------------------------------------------------------------------------------------------------------------------------
58                 5 year forecast - Exigent                                              0d              $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
59                 cost estimate - ITC                                                   30h      ITC     $      0.00   $  3,000.00
------------------------------------------------------------------------------------------------------------------------------------
60             Design the integration of the cuvette into test cartridge assemble
               line - ITC/Battelle                                                        6w      BAT     $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
61             NOTE: THESE NEXT 2 ITEMS ARE NOT WELL DEFINED, ROUGH ESTIMATE              1d              $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
62             Design process equipment - Battelle/ITC ??                                 6w      ITC     $      0.00   $ 24,000.00
------------------------------------------------------------------------------------------------------------------------------------
63             Prepare tooling - Battelle/ITC ??                                         10w      ITC     $      0.00   $ 40,000.00
------------------------------------------------------------------------------------------------------------------------------------
64             Produce test lots (proof of manufacturing equipment) - ITC ??              6w      ITC     $      0.00   $ 24,000.00
------------------------------------------------------------------------------------------------------------------------------------
65
------------------------------------------------------------------------------------------------------------------------------------
66
------------------------------------------------------------------------------------------------------------------------------------
67
------------------------------------------------------------------------------------------------------------------------------------
68          FORMULATE COAGULATION REAGENTS IN A DRY FORMAT (4 METHODS) - ITC            190D              $248,000.00   $248,000.00
------------------------------------------------------------------------------------------------------------------------------------
69             Determine the need for any liquid reagents                                 2w      ITC     $  8,000.00   $  8,000.00
------------------------------------------------------------------------------------------------------------------------------------
70             If so, utilize test cartridge reagent pouch ??? (assume not
               necessary, if required then add 12w)                                       0d      ITC     $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
71             Formulate and optimize reagent combinations                               38w      ITC     $152,000.00   $152,000.00
------------------------------------------------------------------------------------------------------------------------------------
72             Test stabilizers and preservative                                         10w      ITC     $ 40,000.00   $ 40,000.00
------------------------------------------------------------------------------------------------------------------------------------
73             Define stability and storage conditions - (part of spec.)                  0d      ITC     $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
74             Design calibration procedure - how does the reflection system get
               calibrated                                                                 4w      ITC     $ 16,000.00   $ 16,000.00
------------------------------------------------------------------------------------------------------------------------------------
75             Design reagent manufacturing process following GMP guidelines              8w      ITC     $ 32,000.00   $ 32,000.00
------------------------------------------------------------------------------------------------------------------------------------


Annex I REV.2     Coagulation Tests Development Plan - Confidential Information

------------------------------------------------------------------------------------------------------------------------------------
ID   TASK NAME                                                                           TIME    RESOURCE   DEVELOP. $    BILLED $
------------------------------------------------------------------------------------------------------------------------------------
 76
------------------------------------------------------------------------------------------------------------------------------------
 77
------------------------------------------------------------------------------------------------------------------------------------
 78
------------------------------------------------------------------------------------------------------------------------------------
 79    DEVELOP COAGULATION ASSAYS USING DRIED REAGENTS ON CORE SYSTEM - EXIGENT/ITC       25D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 80      Determine reflectance spectra of clotted and unclotted samples - Exigent          1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 81      CONFIRM DETECTION ANGLES AND WAVELENGTH(S) - EXIGENT                              1D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 82        Complementary with chemistry slides                                             1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 83        Evaluate bandwidth - enhance precision, delta R and ramp time                   1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 84        Check interferences                                                             1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 85      Set algorithm to calculate clotting time - Exigent                                1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 86      Evaluate incubation temperature and time profiles: compare temperature/time
         vs. clot time vs. delta R vs. ramp time - Exigent                                 1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 87      HYDRATING DRIED REAGENTS (IF REQUIRED ITC/EXIGENT WORK TOGETHER)                 25D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 88        Evaluate volumes of sample and/or diluent (if requires diluent, work
           with Battelle)                                                                  5w                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 89        Formulate and optimize diluent (if required) - ITC                              5w                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 90        AGITATION FORCE AND TIME                                                        OD                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 91        Preliminary mixing studies - ITC/Battelle/Exigent                               3w                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 92      Sample size (thickness, depended on the cuvette design) vs. clot time vs. delta
         R vs. ramp time - Exigent                                                         1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 93      Sample types - compare clot time of citrated blood and citrated plasma of same
         individuals - Exigent                                                             1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 94      Establish assay imprecision - Exigent                                             1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 95      Method comparison study - Exigent                                                 1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
 96
------------------------------------------------------------------------------------------------------------------------------------
 97
------------------------------------------------------------------------------------------------------------------------------------
 98
------------------------------------------------------------------------------------------------------------------------------------
 99
------------------------------------------------------------------------------------------------------------------------------------
100
------------------------------------------------------------------------------------------------------------------------------------


Annex I REV.2     Coagulation Tests Development Plan - Confidential Information

------------------------------------------------------------------------------------------------------------------------------------
ID   TASK NAME                                                                           TIME    RESOURCE   DEVELOP. $    BILLED $
------------------------------------------------------------------------------------------------------------------------------------
101    INSTRUMENT/SOFTWARE CONTROL - EXIGENT/UMM/BATTELLE/ITC                             10D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
102      TEMPERATURE CONTROL 37 degrees C+/0.25 degrees C - UMM                            1D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
103        Time to reach 37 degrees C - less than 2 min                                    1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
104        Verify temperature                                                              1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
105      Control time of adding plasma and/or reagent into cuvette - Battelle              1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
106      Control plasma and/or reagent volumes - Battelle                                  1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
107      Control mixing (speed and time) - UMM/Battelle                                    1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
108      Control light sources and detection angles - UMM                                  1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
109      DETERMINE THE CLOT TIME -  EXIGENT/ITC                                           10D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
110        Reference samples - Exigent                                                     1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
111        Guard interval                                                                  2d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
112        Clot formation                                                                  3d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
113        Initial and final sensitivity settings                                          1w                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
114        Clot verification                                                               2w                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
115        Default settings: minimum and maximum observation times                         2w                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
116        Test throughput                                                                 1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
117      Detect overfill or underfill of cartridge - Battelle                              1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
118      Detect foaming or air bubbles in sample - Battelle                                1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
119
------------------------------------------------------------------------------------------------------------------------------------
120
------------------------------------------------------------------------------------------------------------------------------------
121                                                                                        1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
122    SAMPLE COLLECTION - EXIGENT                                                         1D                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
123      Follow the ITC methods for collecting specimens                                   1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
124      Evaluate blood volumes to sodium citrate volumes (10.9-12.9 mmol/L dehydrate
         trisodium citrate) vs. clot time vs. delta R vs. ramp tim                         1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
125      Mixing method                                                                     1d                    $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------


Annex I REV.2      Coagulation Tests Development Plan - Confidential Information

------------------------------------------------------------------------------------------------------------------------------------
ID   TASK NAME                                                                                 TIME   RESOURCE  DEVELOP.$   BILLED $
------------------------------------------------------------------------------------------------------------------------------------
126       Evaluate closed tube sampling                                                          1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
127       Evaluate sample handling, transport temperature, storage and time prior to assay
          (cold and glass activation) recovery after storage?                                    1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
128       EVALUATE CENTRIFUGE SPEED AND TIME TO OBTAIN PLATELET-FREE CITRATE PLASMA-(WORK
          WITH UMM)                                                                              1D                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
129           Hemolyzed samples-lipidemia, diluted samples, icteric samples                      1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
130           Check and remove clot                                                              1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
131       EVALUATE CENTRIFUGATION TEMPERATURE (WORK WITH UMM)                                    1D                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
132           Instrument                                                                         1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
133       Blood and citrate plasma stability as RT and 2-8 degreesC (for every assay)            1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
134       PATIENTS ON HEPARIN/WARFARIN THERAPY (WORK WITH ITC)                                   1D                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
135           Half-life of heparin in blood and plasma                                           1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
136           Baseline value (clot time) before therapy                                          1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
137           Clot time                                                                          1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
138       Sample drawn through an in-dwelling catheter                                           1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
139
------------------------------------------------------------------------------------------------------------------------------------
140     QUALITY CONTROL MATERIAL - ITC                                                          60D                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
141       FORMULATE/PREPARE NORMAL AND ABNORMAL CONTROLS FOR EVERY ASSAY                        60D                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
142           DEVELOP 8 PLASMA CONTROLS (4 METHODS *2 CONTROLS)                                 60D                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
143              note: assumes minor modification to existing controls & repackage              Od                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
144                    Negative for HBsAg and antibody to HIV                                    Od                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
145              Modification of existing formulation and testing on CORE system                 4w                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
146              Develop manufacturing documentation following GMP guidelines                    3w                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
147              manufacturing pilots and scale-up                                               4w                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
148              Establish clot times on mercury system                                         60d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
149              Preparation, manufacturing and packaging - GMP guidelines                       1d                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------
150              Stability and storage (definition and testing)                                 10w                $0.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------


ANNEX I REV.2      COAGULATION TESTS DEVELOPMENT PLAN - CONFIDENTIAL INFORMATION

--------------------------------------------------------------------------------------------------------------------------------
ID   TASK NAME                                                                      TIME     RESOURCE    DEVELOP. $    BILLED $
--------------------------------------------------------------------------------------------------------------------------------
151
--------------------------------------------------------------------------------------------------------------------------------
152
--------------------------------------------------------------------------------------------------------------------------------
153    IN-HOUSE VALIDATION OF THREE LOTS OF COAGULATION TEST
       CARTRIDGE ON "MERCURY" ANALYZER - EXIGENT                                    10D                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
154      Determine reference intervals and compare to literature values              1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
155      PERFORM METHOD COMPARISON STUDY                                             1D                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
156         vs. SBCL - Ortho kits (MLA-1000)                                         1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
157         vs. ITC                                                                  1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
158         vs. other reference methods                                              1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
159      DETERMINE INTERFERING SUBSTANCES                                            1D                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
160         Analytical specificity - hemolyzed, icteric or lipemic specimens,
            anticoagulants, aspirin, vitamin K antagonists, estrogen therapy, ?      1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
161         Clinical specificity - liver disease, Factor deficiencies etc.           1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
162      PERFORM ANALYTICAL AND CLINICAL VALIDATION FOR REGULATORY APPROVAL
         FOR INTENDED USE IN HOSPITALS AND AT ALTERNATIVE SITES SUCH                 1D                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
163         Physiological or hereditary coagulation abnormalities - hemophilia
            and von Willebrand's disease                                             1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
164         Drug induced coagulation abnormalities - warfarin, heparin, Coumadin     1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
165      DETERMINE STABILITY AND STORAGE CONDITIONS (WORK WITH ITC)               0.25D                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
166         Sample (blood and Plasma)                                                2h                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
167         Reagents and test cartridges                                             2h                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
168      Determine assay imprecision (inter and intra)                               2h                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
169      Determine analytical sensitivity and linearity                              2d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
170      Determine procedural and diagnostic limitations                             1w                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
171      Clinical utility (intended use)                                             1w                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
172      REPORTING                                                                   6D                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
173         Clot time to nearest 10th of a second                                    1d                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
174         International normalized ratio (PT assay)                                1w                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------
175         International sensitivity index or each lot of PT reagents - ITC         1w                  $0.00          $0.00
--------------------------------------------------------------------------------------------------------------------------------

ANNEX I REV.2       COAGULATION TESTS DEVELOPMENT PLAN - CONFIDENTIAL INFORMATION

----------------------------------------------------------------------------------------------------------------------------
 ID   TASK NAME                                                     TIME      RESOURCE    DEVELOP. $       BILLED $
----------------------------------------------------------------------------------------------------------------------------
 176       Quality control and quality assurance procedure           2w                       $0.00           $0.00
 ----------------------------------------------------------------------------------------------------------------------------
 177       Calibration procedure                                     1w                       $0.00           $0.00
----------------------------------------------------------------------------------------------------------------------------
 178       Labeling                                                  1w                       $0.00           $0.00
----------------------------------------------------------------------------------------------------------------------------
 179
----------------------------------------------------------------------------------------------------------------------------
 180
----------------------------------------------------------------------------------------------------------------------------
 181    Contingency estimate                                        30w                  $48,000.00      $74,000.00
----------------------------------------------------------------------------------------------------------------------------

                                    Page 1